UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 30, 2021

APi Group Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39275	98-1510303
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Old Highway 8 NW New Brighton, MN	55112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 636-4320

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	APG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

On January 3, 2022 (the “Closing Date”), APi Group Corporation (the “Company”) completed its previously announced acquisition (the “Chubb Acquisition”) of the Chubb fire and security business (the “Chubb Business”), through the acquisition of Chubb Limited (“Chubb”) for an enterprise value of $3.1 billion pursuant to a Stock Purchase Agreement (the “Purchase Agreement”), dated July 26, 2021, with Carrier Global Corporation (“Carrier”), Carrier Investments UK Limited (“Seller”) and Chubb. The aggregate consideration paid by the Company consists of (i) $2.9 billion cash, which was funded through a combination of cash on hand and the net proceeds from the Private Placement of Series B Preferred Stock, the offering of the Notes and the 2021 Term Loan, each as defined and described in Item 1.01 of this Current Report on Form 8-K and incorporated herein by reference, and (ii) approximately $200 million of assumed liabilities, and other adjustments.

The foregoing summary of the Chubb Acquisition and the Purchase Agreement and the transactions contemplated thereby is qualified in its entirety by the full text of the Purchase Agreement, a copy of which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 30, 2021 and is incorporated herein by reference. The summary of the Chubb Acquisition and the Purchase Agreement set forth under Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on July 30, 2021 is incorporated herein by reference.

Item 1.01	Entry into a Definitive Material Agreement.

Issuance and Sale of 5.5% Series B Perpetual Convertible Preferred Stock

On the Closing Date, the Company issued and sold, for an aggregate purchase price of $800 million, 800,000 shares of its newly created 5.5% Series B Perpetual Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”), at a price of $1,000 per share (the “Private Placement”), of which (i) 592,610 shares of Series B Preferred Stock were issued and sold to Juno Lower Holdings L.P. (“Juno”, assignee of Blackstone Juno Holdings L.P. (f/k/a BTO Juno Holdings L.P.)) and 7,390 shares of Series B Preferred Stock were issued and sold to FD Juno Holdings L.P. (“Juno Holdings”, assignee of Blackstone Tactical Opportunities Fund – FD L.P., and together with Juno, the “Blackstone Purchasers”), each an investment vehicle of funds affiliated with Blackstone Inc. (collectively, “Blackstone”), for an aggregate purchase price of $600 million pursuant to a Securities Purchase Agreement, dated as of July 26, 2021 (the “Blackstone Securities Purchase Agreement”) and (ii) 196,000 shares of Series B Preferred Stock were issued and sold to Viking Global Equities Master Ltd. (“VGEM”) and 4,000 shares of Series B Preferred Stock were issued and sold to Viking Global Equities II LP (“VGE” and together with VGEM, the “Viking Purchasers”, and together with the Blackstone Purchasers, the “Purchasers”) for an aggregate purchase price of $200 million pursuant to a Securities Purchase Agreement, dated as of July 26, 2021 (the “Viking Securities Purchase Agreement” and, together with the Blackstone Securities Purchase Agreement, the “Securities Purchase Agreements”). The net proceeds from the sales of the Series B Preferred Stock were used to finance a portion of the consideration for the Chubb Acquisition.

The foregoing summary of the Securities Purchase Agreements is qualified in its entirety by the full text of the Securities Purchase Agreements, copies of which were filed as Exhibits 10.1 and 10.2, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on July 30, 2021, and are incorporated herein by reference. The summary of the Securities Purchase Agreements set forth under Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on July 30, 2021 under “The Financing SPAs” is incorporated herein by reference.

Certificate of Designation

Each share of Series B Preferred Stock has the powers, designations, preferences, and other rights of the shares of such series as are set forth in the Certificate of Designation of the Series B Preferred Stock filed by the Company with the Secretary of State of the State of Delaware on December 30, 2021 (the “Certificate of Designation”). The description of the terms of the Series B Preferred Stock and summary of the Certificate of Designation set forth under Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on July 30, 2021 under “The Financing SPAs” is incorporated herein by reference.

Registration Rights Agreements with the Purchasers

In connection with the issuance of shares of Series B Preferred Stock, on the Closing Date, the Company entered into registration rights agreements with the Purchasers (the “Registration Rights Agreements”) pursuant to which the Company agreed to register the resale of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) issuable upon conversion of the 800,000 shares of Series B Preferred Stock and shares of Common Stock that the Company may issue as 5.5% per annum dividends on the Series B Preferred Stock that are payable and accrue quarterly. The Company agreed to use commercially reasonable efforts to cause such registration statement to be continuously effective and usable for so long as any registrable securities remain outstanding.

In addition, pursuant to the Registration Rights Agreement, if the Company proposes to register any shares of Common Stock under the Securities Act in connection with the public offering of such securities solely for cash, the Company will register all of the shares that the Purchasers request to be included in such registration (subject to customary cutbacks if the underwriters determine that less than all of the shares requested to be registered can be included in such offering).

The Purchasers also have the right under each Registration Rights Agreement to request one or more underwritten offerings, so long as the anticipated gross proceeds of such underwritten offering is not less than $25 million (unless such Purchasers are proposing to sell all of their remaining registrable securities, in which case no such minimum gross proceeds threshold shall apply), and the Purchasers have the right to request unlimited non-underwritten shelf take-downs. The Company will not be obligated to effect more than two underwritten offerings for a particular Purchaser during any 12 month period.

In addition, the Company agreed, among other things, to use commercially reasonable efforts to (i) file with the SEC in a timely manner all reports and other documents required under the Exchange Act and (ii) furnish certain information as may be requested by the Purchasers as to the Company’s compliance with the reporting requirements of the Exchange Act. The Registration Rights Agreements also contain customary indemnities.

The Company’s obligations under the Registration Rights Agreements will terminate as to a particular Purchaser when all shares registrable under the Registration Rights Agreements are no longer held by such Purchaser.

The foregoing description of the terms of the Registration Rights Agreements is qualified in its entirety by the full text of the Registration Rights Agreements, copies of which are attached hereto as Exhibits 10.4 and 10.5, respectively, and are incorporated herein by reference.

Credit Agreement Amendment and Term Loan Financing

On the Closing Date, APi Group DE, Inc., a wholly owned subsidiary of the Company (“APi DE”) closed the transactions contemplated by Amendment No. 2 to the Credit Agreement (“Amendment No. 2”), with the Company, as a guarantor, the Company subsidiary guarantors named therein, as guarantors, the lenders and letter of credit issuers from time to time party thereto, and Citibank, N.A., as administrative agent and as collateral agent, which amends the Credit Agreement, dated as of October 1, 2019 and amended on October 22, 2020, by and among APi DE, the Company, the Company subsidiary guarantors from time to time party thereto, the lenders and letter of credit issuers from time to time party thereto, and Citibank, N.A. as administrative agent and collateral agent (as amended, supplemented or modified from time to time, the “Credit Agreement”). The terms of Amendment No. 2 are described in the Current Report on Form 8-K filed by the Company with the SEC on December 20, 2021 and is incorporated herein by reference. The conditions of Amendment No. 2 were satisfied upon the contemporaneous closing of the Chubb Acquisition.

Pursuant to Amendment No. 2, among other things, the Company incurred a $1.1 billion seven-year incremental term loan (the “2021 Term Loan”). The Company used the net proceeds from the 2021 Term Loan to finance a portion of the consideration for the Chubb Acquisition.

The foregoing description of Amendment No. 2 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 2, a copy of which was filed with the SEC as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 20, 2021 and is incorporated herein by reference.

Supplemental Indenture

On the Closing Date, APi DE, the Company, the parties that are signatories thereto as guarantors (the “Guaranteeing Subsidiaries”) and Computershare Trust Company, N.A., as trustee (the “Trustee”), entered into a supplemental indenture (the “Supplemental Indenture”), which supplemented that certain indenture dated as of October 21, 2021, by and among APi Escrow Corp. (the “Escrow Issuer”), a wholly-owned subsidiary of APi DE, and the Trustee (the “Initial Indenture” and together with the Supplemental Indenture, the “Indenture”), pursuant to which the Escrow Issuer issued $300 million aggregated principal amount of 4.750% Senior Notes due 2029 (the “Notes”). The Initial Indenture is described more fully in the Company’s Current Report on Form 8-K filed with the SEC on October 21, 2021, which description is incorporated herein by reference.

Pursuant to the Supplemental Indenture, APi DE assumed the obligations of the Escrow Issuer under the Notes and the Initial Indenture, and the Company and the Guaranteeing Subsidiaries jointly and severally, fully and unconditionally, guaranteed the Notes on a senior unsecured basis. In general, certain of the Company’s existing and future subsidiaries that guarantee APi DE’s senior secured credit facility will guarantee the Notes. In connection with the entry by APi DE, the Company and the Guaranteeing Subsidiaries into the Supplemental Indenture, the Escrow Issuer was merged with and into APi DE and the net proceeds from the issuance and sale of the Notes were released from escrow and used to fund a portion of the cash consideration for the Chubb Acquisition.

The description of the Indenture contained herein is qualified in its entirety by reference to the full text of (a) the Initial Indenture, which was filed with the SEC as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 21, 2021, and which is incorporated herein by reference, and (b) the Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.2, and which is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K under “Credit Agreement Amendment and Term Loan Financing” and “Supplemental Indenture” is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

As described in Item 1.01 of this Current Report on Form 8-K under “Issuance and Sale of 5.5% Series B Perpetual Convertible Preferred Stock”, which description is incorporated herein by reference, on the Closing Date, the Company offered and sold 800,000 shares of its newly created Series B Preferred Stock at a price of $1,000 per share to the Purchasers pursuant to the Securities Purchase Agreements. The Company offered and sold the shares of Series B Preferred Stock to the Purchasers in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Securities Purchase Agreements contained representations of the Purchasers that each was an “accredited investor” as defined in Rule 501 under the Securities Act and that the shares of Series B Preferred Stock were acquired for investment purposes and not with a view to or for sale in connection with any distribution thereof.

Item 3.03	Material Modification to the Rights of Securities Holders.

As described in Item 1.01 of this Current Report on Form 8-K, pursuant to the terms of the Securities Purchase Agreements, the Company issued and sold shares of Series B Preferred Stock to the Purchasers at the closing of the Private Placement. The Certificate of Designation entitles the holders of Series B Preferred Stock to certain rights that are senior to the rights of holders of the Common Stock and the Company’s Series A Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), such as rights to certain distributions and rights upon liquidation of the Company. In addition, in connection with the closing of the Private Placement, the Company entered into the Registration Rights Agreement with the Purchasers relating to the registration of the resale of the shares of Common Stock issuable upon conversion of the 800,000 shares of Series B Preferred Stock and shares of Common Stock that the Company may issue as 5.5% per annum dividends on the Series B Preferred Stock that are payable and accrue quarterly. The general effect of the issuance of the Series B Preferred Stock and entry into the Registration Rights Agreement upon the rights of the holders of Common Stock is more fully described in Item 1.01 of this Current Report on Form 8-K, which descriptions are incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors.

(d)    As previously described in the Company’s Current Report on Form 8-K filed with the SEC on July 30, 2021, pursuant to the Blackstone Securities Purchase Agreement, for so long as the Blackstone Purchasers collectively own, of record or beneficially, at least 50% of the Series B Preferred Stock (or shares issued upon conversion thereof) issued to them on the Closing Date, the Blackstone Purchasers will have the right to nominate for election one individual to the board of directors of the Company (the “Series B Director”). Pursuant to this nomination right, the Blackstone Purchasers’ initial nominee to serve as Series B Director, David S. Blitzer, was elected to the board of directors effective following the issuance of the Series B Preferred Stock and the closing of the Chubb Acquisition. Other than as described herein, there are no arrangements or understandings between Mr. Blitzer, on the one hand, and the Company or any other persons, on the other hand, pursuant to which Mr. Blitzer was selected as a director.

Mr. Blitzer is not expected to serve on any committees of the board of directors. Mr. Blitzer has waived any compensation from the Company for his service as a director. Neither Mr. Blitzer nor any of his immediate family members has been a participant in any transaction or currently proposed transaction with the Company that is reportable under Item 404(a) of Regulation S-K.

In addition, Mr. Blitzer has executed the Company’s standard form of director indemnification agreement, a copy of which has been filed as Exhibit 10.7 to the Company’s Registration Statement on Form S-4 effective May 1, 2020.

Item 5.03	Amendment to Articles of Incorporation or Bylaws, Change in Fiscal Year.

In connection with the Chubb Acquisition and the issuance of Series B Preferred Stock, on December 30, 2021, the Company filed the Certificate of Designation with respect to the Series B Preferred Stock with the Secretary of State of the State of Delaware. The Certificate of Designation became effective that same day.

Item 1.01 of this Current Report on Form 8-K contains a summary of the terms of the Series B Preferred Stock, which is incorporated into this Item 5.03 by reference.

A copy of the Certificate of Designation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On January 3, 2022, the Company issued a press release announcing the closing of the Chubb Acquisition. A copy of the Company’s press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

All information in the press release is furnished and shall not be deemed “filed” with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporated it by reference.

Item 8.01	Other Events.

On December 31, 2021, the board of directors of the Company approved a stock dividend of 7,539,697 shares of Common Stock with respect to the 4,000,000 shares of Series A Preferred Stock currently outstanding. As previously disclosed, pursuant to the terms of the Series A Preferred Stock, the holder of the Series A Preferred Stock was entitled to receive the annual dividend amount because the volume weighted average share price over the last ten trading days of 2021 of $24.3968 was greater than the highest price previously used in calculating the annual dividend price of $17.8829. Consistent with the Company’s previously disclosed intention, the board of directors elected to settle the 2021 annual dividend amount in shares of Common Stock which were issued on January 3, 2022. After giving effect to such issuance (but before giving effect to the issuance of any shares of Common Stock upon vesting of certain employee restricted stock unit awards on January 1, 2022 or pursuant to the Company’s employee stock purchase plan for the offering period ended December 31, 2021), the Company has 232,164,890 shares of Common Stock outstanding.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The unaudited condensed combined carve-out financial statements of the Chubb Business as of and for the nine months ended September 30, 2021 and 2020, and the notes related thereto, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of September 30, 2021, and the pro forma condensed combined statements of operations for the nine months ended September 30, 2021 and the year ended December 31, 2020, and the notes related thereto, that give effect to the Chubb Acquisition are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

2.1*	Stock Purchase Agreement by and between Carrier Global Corporation, Carrier Investments UK Limited, Chubb Limited and APi Group Corporation dated as of July 26, 2021 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 30, 2021).

3.1	Certificate of Designation of 5.5% Series B Perpetual Convertible Preferred Stock, effective as of December 30, 2021.

4.1	Indenture, dated as of October 21, 2021, among the Escrow Issuer and the Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on October 21, 2021).

4.2	Supplemental Indenture, dated as of January 3, 2022, among APi DE, the Company, the Guaranteeing Subsidiaries and the Trustee.

10.1*	Securities Purchase Agreement by and among APi Group Corporation, Blackstone Juno Holdings L.P. (f/k/a BTO Juno Holdings L.P.) and Blackstone Tactical Opportunities Fund – FD L.P. dated as of July 26, 2021 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 30, 2021).

10.2*	Securities Purchase Agreement by and among APi Group Corporation, Viking Global Equities Master Ltd. and Viking Global Equities II LP dated as of July 26, 2021 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on July 30, 2021).

10.3	Amendment No. 2, dated December 16, 2021, among APi Group DE, Inc., APi Group Corporation, the subsidiary guarantors from time to time party thereto, the lenders and letter of credit issuers from time to time party thereto, and Citibank, N.A. as administrative agent and collateral agent (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 20, 2021).

10.4	Registration Rights Agreement, dated January 3, 2022, by and among APi Group Corporation, Juno Lower Holdings L.P. and FD Juno Holdings L.P.

10.5	Registration Rights Agreement, dated January 3, 2022, by and among APi Group Corporation, Viking Global Equities Master Ltd. and Viking Global Equities II LP.

99.1	Press release issued by APi Group Corporation, dated January 3, 2022.

99.2	Unaudited condensed combined carve-out financial statements of the Chubb Business as of September 30, 2021 and for the nine months ended September 30, 2021 and 2020.

99.3	Unaudited pro forma condensed combined balance sheet as of September 30, 2021 and unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2021 and the year ended December 31, 2020.

104.1	Cover Page Interactive Data File (embedded within the inline XBRL document).

*

Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K and the Company agrees to furnish supplementally to the SEC a copy of any omitted schedules or exhibits upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

API GROUP CORPORATION

By:	/s/ Kevin S. Krumm
Name:	Kevin S. Krumm
Title:	Chief Financial Officer

Date: January 3, 2022